                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 -------------

                                   FORM 8-K/A

                                Amendment No. 4


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 1996
                                                  -------------

                           CITYSCAPE FINANCIAL CORP.
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             (Exact name of registrant as specified in its charter)

        DELAWARE                  0-27314                 11-2994671
        --------                  -------                 ----------
State or Other Jurisdiction     Commission              (IRS Employer
     of Incorporation           File Number          Identification No.)

  565 Taxter Road, Elmsford, New York                   10523-5200
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(Address of Principal Executive Offices)                 Zip Code

Registrant's telephone number, including area code:  (914) 592-6677
                                                     --------------

                         ------------------------------
                         Former name or former address,
                          if changed since last report

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

                (c)     Exhibits

                        a-1    Report of Independent Auditors


                        a-2 Statements of Financial Condition at March 31, 1996 (unaudited) and December 31, 1995 and 1994

                        a-3 Statements of Operations for the three months ended March 31, 1996 (unaudited) and 1995 (unaudited) and the years ended December 31, 1995, 1994 and 1993

                        a-4 Statements of Stockholders' Equity for the years ended December 31, 1995, 1994 and 1993 and for the three months ended March 31, 1996 (unaudited)

                        a-5 Statements of Cash Flows for the three months ended March 31, 1996 (unaudited) and 1995 (unaudited) and the years ended December 31, 1995, 1994 and 1993

                        a-6    Notes to Financial Statements

                        b-1 Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1995 and the three months ended March 31, 1996

                        2.1* Agreement for the Sale and Purchase of the Entire Issued Share Capital of Heritable Group Limited, dated June 14, 1996


                      23.1     Consent of Independent Auditors



 * Filed previously in Form 8-K on June 28, 1996

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 4 to Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CITYSCAPE FINANCIAL CORP.
                                                        (Registrant)

                                                 By:     /s/ Tim S. Ledwick
                                                         ------------------
                                                 Name:   Tim S. Ledwick

                                                 Title:  Chief Financial Officer
                                                         (as chief accounting
                                                         officer and on behalf
                                                         of the registrant)


Dated:  January 30, 1997

                               INDEX TO EXHIBITS




EXHIBITS        DESCRIPTION                                                 PAGE
--------        -----------                                                 ----
a-1             Report of Independent Auditors

a-2             Statements of Financial Condition at March 31, 1996
                (unaudited) and December 31, 1995 and 1994

a-3             Statements of Operations for the three months ended
                March 31, 1996 (unaudited) and 1995 (unaudited) and the years ended December 31, 1995, 1994 and 1993

a-4 Statements of Stockholders' Equity for the years ended December 31, 1995, 1994 and 1993 and for the three months ended March 31, 1996 (unaudited)

a-5             Statements of Cash Flows for the three months ended
                March 31, 1996 (unaudited) and 1995 (unaudited) and the years ended December 31, 1995, 1994 and 1993

a-6             Notes to Financial Statements

b-1             Unaudited Pro Forma Consolidated Statement of
                Operations for the year ended December 31, 1995
                and the three months ended March 31, 1996

2.1*            Agreement for the Sale and Purchase of the Entire
                Issued Share Capital of Heritable Group Limited, dated June 14, 1996

23.1            Consent of Independent Auditors


---------
* Filed previously in Form 8-K on June 28, 1996